February 11, 2014

VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:	Alpine Series Trust (the “Trust”)
File Nos. (333-75786) and (811-10405) on behalf of its series, the Alpine Innovators Fund (Alpine Small Cap Fund effective on or about March 31, 2014; the “Fund”)

Ladies and Gentlemen:

Pursuant to Rule 497 under the Securities Act of 1933, as amended, please find the XBRL-coded version of prospectus disclosure for the above-referenced Registrant as it pertains to its prospectus. The attached XBRL-coded disclosure is based on the disclosure found in the supplement dated January 23, 2014 to the Fund’s prospectus dated February 28, 2013 pursuant to Rule 497.

Sincerely,
/s/ Matthew Breitman
Matthew Breitman
General Counsel Alpine Woods Capital Investors, LLC